UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 15, 2010
Reynolds American Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
401 North Main Street,
Winston-Salem, NC 27101
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 336-741-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
Effective July 15, 2010, Reynolds American Inc., referred to as RAI, entered into a Third Amendment to Credit Agreement, referred to as the Third Amendment, amending RAI’s Fifth Amended and Restated Credit Agreement, dated June 28, 2007 (as previously amended, referred to as the Credit Agreement). Subject to its specific terms and provisions, the Third Amendment amends the Credit Agreement by, among other things (capitalized terms used below and not otherwise defined in this Report have the meanings given to those terms in the Credit Agreement):
(1) permitting the refinancing of certain notes previously issued by RAI and R.J. Reynolds Tobacco Holdings, Inc., a wholly owned subsidiary of RAI, by the repayment of such notes at final maturity with internally generated cash of RAI and/or its Subsidiaries and the replacement of such notes with certain other notes issued within ten months after such final maturity;
(2) increasing, from $15,000,000 to $20,000,000, the amount of real property and related assets that may be disposed of pursuant to a certain exception to the covenant restricting the sale of assets;
(3) modifying the covenant relating to the amount of cash, Marketable Investments and Investment Equities that a Non-Guarantor Subsidiary, that is not a Domestic Subsidiary, is permitted to hold for five consecutive Business Days, so as to (i) increase such amount from $150,000,000 to $200,000,000 and (ii) exclude for purposes of determining compliance with that covenant, among other items, any cash acquired by a Non-Guarantor Subsidiary, that is not a Domestic Subsidiary, representing proceeds of intercompany loans, contributions or investments made by R. J. Reynolds Tobacco C.V. with certain cash acquired by R. J. Reynolds Tobacco C.V. in connection with the previously disclosed termination of the R. J. Reynolds — Gallaher International Sarl joint venture; and
(4) modifying certain related definitions of the Credit Agreement.
The foregoing summary of the Third Amendment is qualified in its entirety by the full text of the Third Amendment, a copy of which is attached to this Report as Exhibit 10.1.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following is furnished as an Exhibit to this Report.

Number	Exhibit
10.1	Third Amendment to Credit Agreement, dated July 15, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.
By:	/s/ Frederick W. Smothers
	Name:	Frederick W. Smothers
	Title:	Senior Vice President and Chief Accounting Officer

Date: July 19, 2010

INDEX TO EXHIBITS

Number	Exhibit
10.1	Third Amendment to Credit Agreement, dated as of July 15, 2010.